                                                                 Exhibit (h)(xi)

                                     ANNEX A
            To the Transfer Agency and Service Agreement, as amended,
                                 by and between
          SPDR(R) Series Trust and State Street Bank and Trust Company

                                                                                 TRADING
ETF                                                                               SYMBOL
--------------------------------------------------------------------------      ----------
SPDR(R) Dow Jones Total Market ETF                                                 TMW
SPDR(R) Dow Jones Large Cap ETF                                                    ELR
SPDR(R) Dow Jones Large Cap Growth ETF                                             ELG
SPDR(R) Dow Jones Large Cap Value ETF                                              ELV
SPDR(R) Dow Jones Mid Cap ETF                                                      EMM
SPDR(R) Dow Jones Mid Cap Growth ETF                                               EMG
SPDR(R) Dow Jones Mid Cap Value ETF                                                EMV
SPDR(R) Dow Jones Small Cap ETF                                                    DSC
SPDR(R) Dow Jones Small Cap Growth ETF                                             DSG
SPDR(R) Dow Jones Small Cap Value ETF                                              DSV
SPDR(R) DJ Global Titans ETF                                                       DGT
SPDR(R) Dow Jones REIT ETF                                                         RWR
SPDR(R) KBW Bank ETF                                                               KBE
SPDR(R) KBW Capital Markets ETF                                                    KCE
SPDR(R) KBW Insurance ETF                                                          KIE
SPDR(R) Morgan Stanley Technology ETF                                              MTK
SPDR(R) S&P(R) Dividend ETF                                                        SDY
SPDR(R) S&P(R) Biotech ETF                                                         XBI
SPDR(R) S&P(R) Homebuilders ETF                                                    XHB
SPDR(R) S&P(R) Metals & Mining ETF                                                 XME
SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF                                  XES
SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF                              XOP
SPDR(R) S&P(R) Pharmaceuticals ETF                                                 XPH
SPDR(R) S&P(R) Retail ETF                                                          XRT
SPDR(R) S&P(R) Semiconductor ETF                                                   XSD
SPDR(R) KBW Regional Banking ETF                                                   KRE
SPDR(R) Barclays Capital 1-3 Month T-Bill ETF                                      BIL
SPDR(R) Barclays Capital Intermediate Term Treasury ETF                            ITE
SPDR(R) Barclays Capital Long Term Treasury ETF                                    TLO
SPDR(R) Barclays Capital TIPS ETF                                                  IPE
SPDR(R) Barclays Capital Aggregate Bond ETF                                        LAG
SPDR(R) Barclays Capital Municipal Bond ETF                                        TFI
SPDR(R) Barclays Capital International Treasury Bond ETF                           BWX
SPDR(R) Barclays Capital Short Term Municipal Bond ETF                             SHM
SPDR(R) Barclays Capital California Municipal Bond ETF                             CXA
SPDR(R) Barclays Capital New York Municipal Bond ETF                               INY
SPDR(R) Barclays Capital High Yield Bond ETF                                       JNK
SPDR(R) DB International Government Inflation-Linked Bond ETF                      WIP
SPDR(R) Barclays Capital Short Term International Treasury Bond ETF                BWZ

SPDR(R) Barclays Capital Intermediate Term Credit Bond ETF                        ITR
SPDR(R) Barclays Capital Long Term Credit Bond ETF                                LWC
SPDR(R) Barclays Capital Convertible Bond ETF                                     CWB
SPDR(R) Barclays Capital Mortgage Backed Bond ETF                                 MBG
SPDR(R) KBW Mortgage Finance ETF                                                  KME
SPDR(R) Wells Fargo Preferred Stock ETF                                           PSK
SPDR(R) S&P(R) VRDO Municipal Bond ETF                                            VRD
SPDR(R) Barclays Capital Short Term Corporate Bond ETF                           SCPB
SPDR(R) Nuveen Barclays Capital Build America Bond ETF                           BABS

EFFECTIVE WITH SEC, BUT NOT OPERATIONAL

SPDR(R) S&P(R) Aerospace & Defense ETF
SPDR(R) S&P(R) Building & Construction ETF
SPDR(R) S&P(R) Computer Hardware ETF
SPDR(R) S&P(R) Computer Software ETF
SPDR(R) S&P(R) Health Care Equipment ETF
SPDR(R) S&P(R) Health Care Services ETF
SPDR(R) S&P(R) Leisure Time ETF
SPDR(R) S&P(R) Outsourcing & IT Consulting ETF
SPDR(R) S&P(R) Telecom ETF
SPDR(R) S&P(R) Transportation ETF

Dated: May 12, 2010
                                        2